SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): APRIL 6, 2000
                                                           -------------


                                    OEA, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                  1-6711                    36-2362379
   --------------------------------------------------------------------------
  (State or other jurisdiction      (Commission                (IRS Employee
        of incorporation)          File Number)             Identification No.)



    34501 EAST QUINCY AVENUE, DENVER, COLORADO                80250
  --------------------------------------------------------------------------
    (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (303) 693-1248
                                                           --------------



       (Former name or former address, if changed since last report): N/A
                                                                      ---

ITEM 5.     OTHER EVENTS.

            On April 6, 2000, OEA, Inc. (the "Company") announced that the waiting period applicable to the purchase of the outstanding common shares of the Company by Autoliv, Inc. under the Hart-Scott-Rodino Antitrust Improvement Act of 1976 expired on April 5, 2000. A Press Release with respect to this matter is included as Exhibit 99.1 hereto and is incorporated herein in its entirety by reference.

ITEM 7(c).  EXHIBITS.

  99.1      Press Release dated April 6, 2000.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       OEA, INC.



Date:  April 6, 2000                   By:  /s/ J. THOMPSON MCCONATHY
                                          -------------------------------------
                                          J. Thompson McConathy
                                          Vice President, Finance


                                       -3-